UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Bank of New York Mellon Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The Bank of New York Mellon Corporation

Confidential Ballot for 2012 Annual Meeting

YOU MAY VOTE BY TOLL-FREE TELEPHONE

OR ON THE INTERNET

(OR COMPLETE THE VOTING INSTRUCTION FORM BELOW

AND RETURN IT BY MAIL)

Call Toll-Free on a Touch-Tone Phone: 24 hours a day, 7 days a week (U.S. and Canada only) 1-888-216-1294	To vote by Internet Visit: https://www.proxyvotenow.com/bk

Have this Form available when you call the toll-free number, and follow the prompts.	Have this Form available and follow the directions.

If you choose to vote by mail, complete the Form below and mail it promptly in its entirety in the postage-paid envelope provided (U.S. & Puerto Rico only). Please mail in advance, so that your instruction may be received no later than

5:00 P.M., Eastern Daylight Time on April 6, 2012

You need not return the form if you have voted by telephone or Internet.

Your vote must be received by 5:00 P.M., Eastern Daylight Time on

April 6, 2012, to be counted.

The Bank of New York Mellon Corporation

Confidential Ballot for 2012 Annual Meeting

1.	The Bank of New York Mellon Corporation 401(k) Savings Plan
2.	The Bank of New York Mellon Corporation Employee Stock Purchase Plan
3.	The Employee Stock Ownership Plan of The Bank of New York Company, Inc.
4.	Mellon Employee Stock Purchase Plan
5.	The Bank of New York Employee Stock Purchase Plan
6.	UK Stock Accumulation Plan

This is a ballot for giving voting instructions for the shares of The Bank of New York Mellon Corporation stock held in your account in each of the above plans (the “Plans”) in which you participate.

By properly submitting your voting instructions, you authorize your shares in each plan to be voted in accordance with the attached Supplemental Voting Information for each applicable plan. Such shares will be voted at the Annual Meeting of Shareholders of The Bank of New York Mellon Corporation to be held on April 10, 2012, and at any adjournment thereof. Your voting instructions must be received by April 6, 2012, in order to be counted. All voting instructions are submitted to an independent proxy tabulator, who is obligated to hold them in confidence and not to reveal your individual votes to any person, including The Bank of New York Mellon Corporation, except as may be required by the applicable plan or by law. If you hold shares in more than one plan and wish to vote your shares differently under each plan, please contact the independent tabulator at (212) 807-0477 for separate voting instructions.

Please review additional information in attached document

before submitting your voting instructions.

(Continued, and to be signed and dated on the reverse side.)

Please mark your votes as indicated in this example ☒

The Board of Directors recommends a Vote FOR the election of all nominees for director:

	FOR	AGAINST	ABSTAIN
1. Election of Directors:

Nominees (01) Ruth E. Bruch	☐	☐	☐

(02) Nicholas M. Donofrio	☐	☐	☐

(03) Gerald L. Hassell	☐	☐	☐

(04) Edmund F. Kelly	☐	☐	☐

(05) Richard J. Kogan	☐	☐	☐

(06) Michael J. Kowalski	☐	☐	☐

(07) John A. Luke, Jr.	☐	☐	☐

(08) Mark A. Nordenberg	☐	☐	☐

(09) Catherine A. Rein	☐	☐	☐

(10) William C. Richardson	☐	☐	☐

(11) Samuel C. Scott III	☐	☐	☐

(12) Wesley W. von Schack	☐	☐	☐

The Board of Directors recommends a Vote FOR proposals 2 and 3:

	FOR	AGAINST	ABSTAIN
2. Advisory resolution to approve executive compensation.	☐	☐	☐

3. Ratification of the appointment of KPMG LLP as independent registered public accounting firm.	☐	☐	☐

The Board of Directors recommends a Vote AGAINST proposals 4 and 5:

	FOR	AGAINST	ABSTAIN
4. Stockholder proposal requesting adoption of a policy related to an independent chairman.	☐	☐	☐

5. Stockholder proposal with respect to cumulative voting.	☐	☐	☐

Signature

Please date and sign exactly as name appears hereon.

Date                     , 2012

Comments

SUPPLEMENTAL VOTING INFORMATION

PERTAINING TO SPECIFIC PLANS

1.     The Bank of New York Mellon Corporation 401(k) Savings Plan – Trustee: The Bank of New York Mellon.

If you properly provide instructions by mail, telephone or Internet as described on the attached card, your shares will be voted by the Trustee according to your instructions. If you properly sign and return the ballot but fail to provide a specific voting direction for a particular proposition on the ballot, then any shares you hold in the Plan will be voted in accordance with the recommendation of the Board of Directors on such proposition. If you provide voting instructions by telephone or Internet, you must provide voting directions as to each proposition on the ballot in order for your instructions to be effective.

If you do not properly sign and return the attached ballot or provide instructions by telephone or Internet, the Trustee will vote your shares, subject to review by the voting fiduciary, in the same proportion on each issue as it votes the shares credited to participants’ accounts for which proper instructions are timely received. Consequently, a failure to provide instructions is not equivalent to voting with respect to any proposition on the ballot but will have the effect described in this Supplemental Voting Information.

2.     The Bank of New York Mellon Corporation Employee Stock Purchase Plan.

By properly submitting your voting instructions, you authorize Computershare Shareowner Services to vote all shares held in your account in the Plan as you direct.

If you properly provide instructions by mail, telephone or Internet as described on the attached card, your shares will be voted according to your instructions. If you properly sign and return the ballot but fail to provide a specific voting direction for a particular proposition on the ballot, then any shares you hold in the Plan will be voted in accordance with the recommendation of the Board of Directors on such proposition. If you provide voting instructions by telephone or Internet, you must provide voting directions as to each proposition on the ballot in order for your instructions to be effective.

If you do not properly sign and return your ballot or provide instructions by telephone or Internet, then for shares held in the Plan, no vote will be recorded. Consequently, a failure to provide instructions is not equivalent to voting with respect to any proposition on the ballot but will have the effect described in this Supplemental Voting Information.

3.     The Employee Stock Ownership Plan of The Bank of New York Company, Inc.—Trustee: The Bank of New York Mellon.

If you properly provide instructions by mail, telephone or Internet as described on the attached card, your shares will be voted according to your instructions. If you properly sign and return the attached ballot but fail to provide a specific voting direction for a particular proposition on the ballot, then any shares you hold in the Plan will be voted in accordance with the recommendation of the Board of Directors on such proposition. If you provide voting instructions by telephone or Internet, you must provide voting directions as to each proposition on the ballot in order for your instructions to be effective.

If you do not properly sign and return this ballot or provide instructions by telephone or Internet, the Trustee will vote your shares, subject to review by the voting fiduciary, in the same proportion on each issue as it votes the shares credited to participants’ accounts for which proper instructions are timely received. Consequently, a failure to provide instructions is not equivalent to voting with respect to any proposition on the ballot but will have the effect described in this Supplemental Voting Information.

4.     Mellon Employee Stock Purchase Plan

By properly submitting your voting instructions, you authorize Computershare Shareowner Services to vote all shares held in your account in the Plan as you direct.

If you properly provide instructions by mail, telephone or Internet as described on the attached card, your shares will be voted according to your instructions. If you properly sign and return your ballot but fail to provide a specific voting direction for a particular proposition on the ballot, then any shares you hold in the Plan will be voted in accordance with the recommendation of the Board of Directors on such proposition. If you provide voting instructions by telephone or Internet, you must provide voting directions as to each proposition on the ballot in order for your instructions to be effective.

If you do not properly sign and return the attached ballot or provide instructions by telephone or Internet, then, for shares held in the Plan, no vote will be recorded. Consequently, a failure to provide instructions is not equivalent to voting with respect to any proposition on the ballot but will have the effect described in this Supplemental Voting Information.

5.     The Bank of New York Employee Stock Purchase Plan.

By properly submitting your voting instructions, you authorize Computershare Shareowner Services, to vote all shares held in your accounts for the Plan as you direct.

If you properly provide instructions by mail, telephone or Internet as described on this card, your shares will be voted according to your instructions. If you properly sign and return the attached ballot but fail to provide a specific voting direction for a particular proposition on the ballot, then any shares you hold in the Plan will be voted in accordance with the recommendation of the Board of Directors on such proposition. If you provide voting instructions by telephone or Internet, you must provide voting directions as to each proposition on the ballot in order for your instructions to be effective.

If you do not properly sign and return the ballot or provide instructions by telephone or Internet, then for shares held in the Plan, no vote will be recorded. Consequently, a failure to provide instructions is not equivalent to voting with respect to any proposition on the ballot but will have the effect described in this Supplemental Voting Information.

6.     UK Stock Accumulation Plan (“SAP”)

If you properly provide instructions by mail, telephone or Internet as described on this card, your shares will be voted according to your instructions. If you properly sign and return the attached ballot but fail to provide a specific voting direction for a particular proposition on the ballot, then any shares you hold in the SAP will be voted in accordance with the recommendation of the Board of Directors on such proposition. If you provide voting instructions by telephone or Internet, you must provide voting directions as to each proposition on the ballot in order for your instructions to be effective.

If you do not properly sign and return the ballot or provide instructions by telephone or Internet, then for shares held in the SAP, no vote will be recorded. Consequently, a failure to provide instructions is not equivalent to voting with respect to any proposition on the ballot but will have the effect described in this Supplemental Voting Information.

Subject: Your BNY Mellon Shareholder Voting Material—IMPORTANT!

Dear BNY Mellon Shareholder,

You are receiving this e-mail because, as of February 10, 2012, you held The Bank of New York Mellon Corporation (“BNY Mellon”) Common Stock (“Stock”) in one or more of the following Plans for which you are entitled to direct the voting of your shares at the Annual Meeting of Shareholders: The Bank of New York Mellon Corporation 401(k) Savings Plan, The Bank of New York Mellon Corporation Employee Stock Purchase Plan, The Employee Stock Ownership Plan of The Bank of New York Company, Inc., the Mellon Employee Stock Purchase Plan, The Bank of New York Employee Stock Purchase Plan, and the UK Stock Accumulation Plan.

It is important that we obtain votes from each of our shareholders, so please provide your voting instructions as soon as possible. Your voting instructions must be received by 5:00 p.m. Eastern Daylight Time on April 6, 2012 in order to be counted.

The voting process is quick and easy - either click on the following link to the Internet voting site (which also contains BNY Mellon’s 2011 Annual Report and 2012 Proxy materials), or call the telephone number below to access the telephone voting site. Please have the unique control number provided below handy - you’ll need it to enter your voting instructions.

YOUR CONTROL NUMBER IS:

INTERNET: To view the Annual Report and Proxy materials and vote by Internet, connect to the secure electronic voting site at https://www.proxyvotenow.com/bk and follow the prompts.

TELEPHONE: To vote by telephone, please view the Annual Report and Proxy materials at http://bnymellon.mobular.net/bnymellon/bk. Then call 1-888-216-1294 and follow the prompts.

If you prefer to vote by hard copy, please call 1-866-252-6890 before midnight, March 29th and follow the prompts. (You will need your control number to enter such a request.) Within one business day you will be mailed a hard copy voting card and the Proxy materials, together with a postage paid return envelope. Be sure to allow adequate mailing time because your vote must be received by April 6th to be counted. Also, you may view the Annual Report and Proxy materials without going to the electronic voting site by visiting http://bnymellon.mobular.net/bnymellon/bk.

If you would like to speak to a Client Service Representative to request a hard copy of the Annual Report or Proxy materials (without a voting card), you may request them by visiting www.bnymellon.com/shareowner or calling Computershare Shareowner Services at 1-800-205-7699 within the United States or 1-201-680-6578 outside the United States, or Telecommunication Device for the Deaf (TDD) lines: 1-800-231-5469 within the United States or 1-201-680-6610 outside the United States.

When you vote, you will be directing the vote of all shares of Stock held in your account in each of the Plans in which you participate in accordance with the Supplemental Voting Information for each applicable plan attached to the voting instructions on the website. Such shares will be voted at BNY Mellon’s Annual Meeting of Shareholders, which will be held on Tuesday, April 10, 2012, and at any adjournment thereof. Your voting instructions are submitted directly to an independent proxy tabulator, who is obligated to hold them in confidence and not to reveal your individual votes to any person, including BNY Mellon, except as may be required by the applicable plan or by law. If you hold shares in more than one plan and wish to vote your shares differently under each plan, please contact the independent tabulator at (212) 807-0477 for separate voting instructions.

If you properly provide instructions by telephone or Internet as described in this e-mail, or if you properly submit a hard copy voting card, your shares will be voted according to your instructions. You must provide voting instructions as to each proposition on the ballot in order for your Internet or telephone voting instructions to be effective. If you properly submit a hard copy voting card without providing voting instructions for any or all propositions on the card, your shares will be voted in accordance with the recommendation of the Board of Directors on each such proposition.

Please see the Supplemental Voting Information for each applicable plan attached to the voting instruction on the website for the treatment of your shares if you do not properly submit a hard copy voting card or provide voting instructions by telephone or Internet.

Your vote is important.

Thank you.

WO# 17698-DS

‚  FOLD AND DETACH HERE  ‚

Where a vote is not specified, the proxies will vote shares represented by this Proxy FOR all nominees for director, FOR Proxy Items 2 and 3 and AGAINST Proxy Items 4 and 5, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting.	Please mark your votes as indicated in this example	☒

The Board of Directors recommends a vote FOR all nominees for director.

1. ELECTION OF DIRECTORS

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Nominees: 1.1 Ruth E. Bruch		☐	☐	☐	1.7	John A. Luke, Jr	☐	☐	☐

1.2	Nicholas M. Donofrio	☐	☐	☐	1.8	Mark A. Nordenberg	☐	☐	☐

1.3	Gerald L. Hassell	☐	☐	☐	1.9	Catherine A. Rein	☐	☐	☐

1.4	Edmund F. Kelly	☐	☐	☐	1.10	William C. Richardson	☐	☐	☐

1.5	Richard J. Kogan	☐	☐	☐	1.11	Samuel C. Scott III	☐	☐	☐

1.6	Michael J. Kowalski	☐	☐	☐	1.12	Wesley W. von Schack	☐	☐	☐

The Board of Directors recommends a vote FOR proposals 2 and 3:

		FOR	AGAINST	ABSTAIN

2.	Advisory resolution to approve executive compensation.	☐	☐	☐

3.	Ratification of the appointment of KPMG LLP as independent registered public accounting firm.	☐	☐	☐

The Board of Directors recommends a vote AGAINST proposals 4 and 5:

		FOR	AGAINST	ABSTAIN

4.	Stockholder proposal requesting adoption of a policy related to an independent chairman.	☐	☐	☐

5.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE	☐

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

‚  FOLD AND DETACH HERE  ‚

THE BANK OF NEW YORK MELLON CORPORATION

DEFERRED SHARE AWARD TRUSTS CONFIDENTIAL BALLOT

This is a ballot for voting the shares of The Bank of New York Mellon Corporation stock held by Wells Fargo Bank, N.A., as Trustee of the Mellon Financial Corporation Deferred Share Award Trust 1 and Deferred Share Award Trust 2. Please complete the ballot and return it in the envelope provided. Wells Fargo Bank, N.A., as Trustee of the Trusts, will vote the shares held in the Trusts as to which you have voting authority as directed on the ballot at the Annual Meeting of Shareholders of The Bank of New York Mellon Corporation to be held on April 10, 2012 and any adjournment thereof.

Indicate your voting instructions for each proposition on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before April 6, 2012 in order to be counted. Your voting instructions will be kept confidential.

If you properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority according to your instructions. If you fail to provide voting instructions for any of the propositions on the ballot, the Trustee will vote the shares as to which you have voting authority in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received.

If you do not properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received. Consequently, a failure to sign and return a ballot is not equivalent to voting with respect to any of the propositions on the ballot.

Address Change/Comments (Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)	WO# 17698-DS

WO# 17698-TC

‚  FOLD AND DETACH HERE  ‚

Where a vote is not specified, the proxies will vote shares represented by this Proxy FOR all nominees for director, FOR Proxy Items 2 and 3 and AGAINST Proxy Items 4 and 5, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting.	Please mark your votes as indicated in this example	☒

The Board of Directors recommends a vote FOR all nominees for director.

1. ELECTION OF DIRECTORS

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Nominees:

1.1	Ruth E. Bruch	☐	☐	☐	1.7	John A. Luke, Jr	☐	☐	☐

1.2	Nicholas M. Donofrio	☐	☐	☐	1.8	Mark A. Nordenberg	☐	☐	☐

1.3	Gerald L. Hassell	☐	☐	☐	1.9	Catherine A. Rein	☐	☐	☐

1.4	Edmund F. Kelly	☐	☐	☐	1.10	William C. Richardson	☐	☐	☐

1.5	Richard J. Kogan	☐	☐	☐	1.11	Samuel C. Scott III	☐	☐	☐

1.6	Michael J. Kowalski	☐	☐	☐	1.12	Wesley W. von Schack	☐	☐	☐

The Board of Directors recommends a vote FOR proposals 2 and 3:

		FOR	AGAINST	ABSTAIN

2.	Advisory resolution to approve executive compensation.	☐	☐	☐

3.	Ratification of the appointment of KPMG LLP as independent registered public accounting firm.	☐	☐	☐

The Board of Directors recommends a vote AGAINST proposals 4 and 5:

		FOR	AGAINST	ABSTAIN

4.	Stockholder proposal requesting adoption of a policy related to an independent chairman.	☐	☐	☐

5.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE	☐

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

‚  FOLD AND DETACH HERE  ‚

THE BANK OF NEW YORK MELLON CORPORATION

ELECTIVE DEFERRED COMPENSATION PLAN FOR DIRECTORS (POST 12/31/04) TRUST CONFIDENTIAL BALLOT

This is a ballot for voting the shares of The Bank of New York Mellon Corporation stock held by PNC Bank, National Association, as Trustee of Mellon Financial Corporation Elective Deferred Compensation Plan for Directors (Post 12/31/04) Trust. Please complete the ballot and return it in the envelope provided. PNC Bank, National Association, as Trustee of the Trust, will vote the shares held in the Trust as to which you have voting authority as directed on the ballot of the Annual Meeting of Shareholders of The Bank of New York Mellon Corporation to be held on April 10, 2012 and any adjournment thereof.

Indicate your voting instructions for each proposition on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before April 6, 2012 in order to be counted. Your voting instructions will be kept confidential.

If you properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority according to your instructions. If you fail to provide voting instructions for any of the propositions on the ballot, the Trustee will vote the shares as to which you have voting authority in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received.

If you do not properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received. Consequently, a failure to sign and return a ballot is not equivalent to voting with respect to any of the propositions on the ballot.

Address Change/Comments (Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)	WO# 17698-TC

WO# 17698-SO

‚  FOLD AND DETACH HERE  ‚

Where a vote is not specified, the proxies will vote shares represented by this Proxy FOR all nominees for director, FOR Proxy Items 2 and 3 and AGAINST Proxy Items 4 and 5, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting.	Please mark your votes as indicated in this example	☒

The Board of Directors recommends a vote FOR all nominees for director.

1. ELECTION OF DIRECTORS

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Nominees:

1.1	Ruth E. Bruch	☐	☐	☐	1.7	John A. Luke, Jr	☐	☐	☐

1.2	Nicholas M. Donofrio	☐	☐	☐	1.8	Mark A. Nordenberg	☐	☐	☐

1.3	Gerald L. Hassell	☐	☐	☐	1.9	Catherine A. Rein	☐	☐	☐

1.4	Edmund F. Kelly	☐	☐	☐	1.10	William C. Richardson	☐	☐	☐

1.5	Richard J. Kogan	☐	☐	☐	1.11	Samuel C. Scott III	☐	☐	☐

1.6	Michael J. Kowalski	☐	☐	☐	1.12	Wesley W. von Schack	☐	☐	☐

The Board of Directors recommends a vote FOR proposals 2 and 3:

		FOR	AGAINST	ABSTAIN

2.	Advisory resolution to approve executive compensation.	☐	☐	☐

3.	Ratification of the appointment of KPMG LLP as independent registered public accounting firm.	☐	☐	☐

The Board of Directors recommends a vote AGAINST proposals 4 and 5:

		FOR	AGAINST	ABSTAIN

4.	Stockholder proposal requesting adoption of a policy related to an independent chairman.	☐	☐	☐

5.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE	☐

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

‚  FOLD AND DETACH HERE  ‚

THE BANK OF NEW YORK MELLON CORPORATION

Elective Deferred Compensation Plan (Post 12/31/04) and Elective Deferred Compensation Plan for Senior Officers

(Post 12/31/04) Trust Confidential Ballot

This is a ballot for voting the shares of The Bank of New York Mellon Corporation stock held by PNC Bank, National Association, as Trustee of the Mellon Financial Corporation Elective Deferred Compensation Plan (Post 12/31/04) and Elective Deferred Compensation Plan for Senior Officers (Post 12/31/04) Trust Confidential Ballot. Please complete the ballot and return it in the envelope provided. PNC Bank, National Association, as Trustee of the Trust, will vote the shares held in the Trust as to which you have voting authority as directed on the ballot at the Annual Meeting of Shareholders of The Bank of New York Mellon Corporation to be held on April 10, 2012 and any adjournment thereof.

Indicate your voting instructions for each proposition on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before April 6, 2012 in order to be counted. Your voting instructions will be kept confidential.

If you properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority according to your instructions. If you fail to provide voting instructions for any of the propositions on the ballot, the Trustee will vote the shares as to which you have voting authority in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received.

If you do not properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received. Consequently, a failure to sign and return a ballot is not equivalent to voting with respect to any of the propositions on the ballot.

Address Change/Comments (Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)	WO# 17698-SO